Exhibit 99.1

Forge Global Names Former London Stock Exchange Group Executive James Nevin as New CFO

SAN FRANCISCO, January 14, 2025 – Forge Global Holdings, Inc. (“Forge,” or the “Company”) (NYSE: FRGE), a leading global private securities marketplace, today announced the appointment of former London Stock Exchange Group (LSEG) executive James Nevin as its new CFO, effective January 20, 2025. Mr. Nevin will succeed CFO Mark Lee, who has held the role since 2018. Mr. Lee will continue to contribute his expertise to Forge, overseeing strategic financial and wealth initiatives as Chief of Strategic Wealth Solutions and supporting the successful transition of Mr. Nevin as Forge’s new CFO.

"Driving our growth strategy and achieving profitability are critical to our future,” said Forge CEO Kelly Rodriques. "James Nevin’s deep experience includes driving transformation at the London Stock Exchange Group as it evolved from an exchange into a data and index business. He’ll play a key role across our initiatives to increase revenue and expand margins as we enter the next phase of growth in the U.S. and around the globe, helping to unlock value for our shareholders. I want to thank Mark for his dedication and work building our financial foundation and processes as we evolved from a private startup into a public company. His leadership created a stronger organization, and we believe has positioned us to build momentum."

Mr. Nevin has more than 25 years of financial and capital markets experience, including most recently at the LSEG. He spent over a decade at LSEG in roles including Managing Director of the Funds, Research and Content business lines, Managing Director and Head of Data Solutions, and CFO and Managing Director of the Information Services division. In these roles, Mr. Nevin was responsible for driving growth in businesses including Lipper, Starmine, Real Time Exchange Data, SEDOL, Mergent and other data and analytics products. He was also responsible for business performance globally and financial oversight including reporting, accounting, finance operations and tax for a division that included FTSE Russell Indexes, The Yield Book, Real Time Exchange Data and other financial data services.

“I’m thrilled with the opportunity to lead the finance organization at Forge amidst this exciting phase for both the private market and Forge,” Mr. Nevin said. “I’m looking forward to collaborating with the Forge team, our investors and partners as we embark on an accelerated growth journey.”

About Forge

Forge (NYSE: FRGE) is a leading provider of marketplace infrastructure, data services and technology solutions for private market participants. Forge Securities LLC is a registered broker-dealer and a Member of FINRA that operates an alternative trading system.

Forward-Looking Statements

This press release contains “forward-looking statements,” which generally are accompanied by words such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate or relate to future events or trends or Forge’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Forge’s beliefs regarding its financial position and operating performance, as well as future opportunities for Forge to expand its business. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by Forge and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in Forge’s documents filed, or to be filed, with the SEC. There may be additional risks that Forge presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Forge’s expectations, plans or forecasts of future events and views as of the date of this press release. Forge anticipates that subsequent events and developments will cause its assessments to change. However, while Forge may elect to update these forward-looking statements at some point in the future, Forge specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forge’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Relations Contact:
Dominic Paschel
ir@forgeglobal.com

Media Contact:
Lindsay Riddell
press@forgeglobal.com